Asset Impairment and Restructuring	12 Months Ended
Dec. 31, 2017
Restructuring and Related Activities [Abstract]
Asset Impairment and Restructuring
Asset Impairment and Restructuring

Information related to "Asset impairment and restructuring charges" on our consolidated statements of operations is presented below:

	Years ended December 31,
Dollars in millions	2017	2016	2015
Asset impairment:
Government Services	$—	$—	$—
Technology	—	—	—
Hydrocarbons Services	—	10	8
Other	—	7	21
Subtotal	—	17	29
Non-strategic Business	—	—	2
Total	$—	$17	$31
Restructuring charges:
Government Services	$—	$1	$—
Technology	—	1	1
Hydrocarbons Services	6	20	35
Other	—	—	1
Subtotal	6	22	37
Non-strategic Business	—	—	2
Total	$6	$22	$39
Asset impairment and restructuring charges:
Total	$6	$39	$70

Asset impairment charges include the following:

Enterprise resource planning project - In December 2014, we decided to abandon further implementation of our enterprise resource planning ("ERP") project which began in 2013. During 2015, we recorded an additional $5 million within our HS business segment and $17 million within our Other business segment resulting from our decision to abandon the remaining portion of this ERP project.

Intangible assets - No intangibles were considered impaired during 2017, 2016 and 2015.
Leasehold improvements - There were no impairments of leasehold improvements during 2017. During 2016 and 2015 we recorded $17 million, and $9 million, respectively, primarily within our HS and Other business segments related to asset impairments on abandoned office space.
Restructuring charges include the following:

Early Termination of leases - During 2017, 2016 and 2015 we recorded additional charges of $7 million, $4 million and $12 million, respectively, on early lease terminations within our HS and Other business segments.

Severance - During the year ended December 31, 2017 we reversed $1 million of restructuring charges primarily related to the finalization of amounts owed to expatriate employees for tax equalization matters. We recognized severance charges of $18 million and $27 million during each of the twelve months ended December 31, 2016 and 2015, respectively, associated with workforce reductions.
Severance Accrual

In connection with our long-term strategic reorganization, we announced that beginning in the fourth quarter of 2014 we would undertake a restructuring, which would include actions such as reducing the amount of real estate we utilized and significantly reducing our workforce. There were additional actions undertaken in 2015 and 2016, including staff reductions to support current business levels. The table below provides a rollforward of one-time charges associated with employee terminations based on the fair value of the termination benefits. These amounts are included in "Other current liabilities" on our consolidated balance sheets.

Dollars in millions	Severance Accrual
Balance at December 31, 2015	$19
Charges	18
Payments	(29)
Balance at December 31, 2016	$8
Charges	—
Payments	(6)
Non-cash settlements (a)	$(1)
Balance at December 31, 2017	$1

(a)	Includes the finalization of amounts owed to expatriate employees for tax equalization matters